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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 14, 2001

                          TRANSKARYOTIC THERAPIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           000-21481                                  04-3027191
    (Commission File Number)               (IRS Employer Identification No.)


195 Albany Street, Cambridge, Massachusetts             02139
 (Address of Principal Executive Offices)             (Zip Code)


                                 (617) 349-0200
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

       On December 17, 2001, Transkaryotic Therapies, Inc. ("TKT") issued a press release announcing that the U.S. District Court of Delaware will dismiss the patent litigation Genzyme Corporation and Mount Sinai School of Medicine brought against TKT. The suit, brought last year, claimed that TKT's activities relating to Replagal(TM) (agalsidase alfa) enzyme replacement therapy for the treatment of Fabry disease infringe one or more claims of U.S. Patent No. 5,356,804. The order came in response to a motion by Genzyme asking the Court to clarify its recent "Markman" ruling construing the term "chromosomally integrated."

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2001

                                         REGISTRANT

                                         TRANSKARYOTIC THERAPIES, INC.

                                         By: /s/ MICHAEL J. ASTRUE
                                            -----------------------------------
                                            Michael J. Astrue
                                            Senior Vice President,
                                            Administration and General Counsel



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